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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-89653) of LookSmart, Ltd. and Subsidiaries of our report dated January 26, 2000, except for Note 14, which is as of February 25, 2000, relating to the financial statements, which appears in the Annual Report to Stockholders, which is incorporated in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Francisco, California
March 29, 2000